Exhibit 19



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02

         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------

         Beginning Principal Receivables                             $2,815,277,982.06                 $8,000,000,000.00
           Current Floating Allocation Pct.                               26.03056516%                      73.96943484%

         Total Adj. Principal Collections                            $1,145,845,713.47                 $3,256,079,229.65

         Principal Reduction - Removed Accts                                     $0.00

         Principal Addition - Added Accts                                        $0.00

         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $3,467,692,642.94                 $8,000,000,000.00
           New Floating Allocation Pct.                                   30.23880000%                      69.76120000%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------

          Total Interest Collections                                   $14,533,102.42                    $41,297,822.56

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X
         days
         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X
         days
         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Reciev. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                              $10,815,277,982.06
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $4,401,924,943.12
           Payment Rate                                                                                           40.70%
           Principal Collections                                                                       $3,904,175,025.71
           Principal Collection Adjustments                                                              $496,889,364.11
           Principal Collections for Status Dealer Acounts                                                   $860,553.30

         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Addition - Added Accts                                                                          $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $5,054,339,604.00

         Ending Principal Receivables                                                                 $11,467,692,642.94
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $55,830,924.98
           Interest Collections                                                                           $55,830,924.98
           Interest Collections for Status Dealer Accounts                                                         $0.00
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             6.20%

         Used Vehicles Principal Receivables Balance                                                     $315,207,059.18
           Used Vehicles Principal Receivables Percentage                                                          2.75%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                 $6,151,153.86
            Principal Collections                                                                             $860,553.30
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                                    $0.00
          Ending Balance                                                                                    $5,290,600.56





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                  $41,162,032.66
            Dealer Overconcentration Amount                                                                $41,119,184.36
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $42,848.30
          Available Subordinated Amount                                                                   $605,679,100.10
          Required Subordinated Amount                                                                    $605,679,100.10

          Required Participation 4.00%                                                                    $320,000,000.00
          Required Participation and Subordinated Amount                                                  $925,679,100.10

          Current Participation Amount                                                                  $3,467,692,642.94
            Current Participation Percentage                                                                      374.61%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $1,160,378,815.89
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $1,160,378,815.89
          AutoNation Receivables as a % of Total Pool Balance                                                        4.29%




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           27.73854000%
         Total Adjusted Principal Collections                                                          $1,221,029,711.12
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $15,486,683.46


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $15,486,683.46
           Investment and Net Swap Proceeds Class A                                                         ($94,799.65)
           Investment and Net Swap Proceeds Class B                                                           $16,937.42
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $25,908,821.80

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              1.9375%
           Certificate Rate Class B                                                                              2.2075%
           Days in Interest Period                                                                                   28
         Current Interest Due Class A                                                                      $4,376,920.14
         Current Interest Due Class B                                                                        $163,968.19
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,376,920.14
         Current Interest Paid Class B                                                                       $163,968.19
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $8,367,933.47


         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         Incremental Subordinated Amount                                                                    $24,697,219.60
         Available Subordinated Amount                                                                     $207,697,219.60
         Required Subordinated Amount                                                                      $207,697,219.60

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $327,697,219.60

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00






                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,540,888.33
         Interest Payment Amount Paid                                                                        $4,540,888.33
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
                                                                                                                  --------
         denomination certificate)

         Total Amount Distributed                                                                                    $1.56
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.56




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           18.489236000%
         Total Adjusted Principal Collections                                                            $814,019,807.41
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $10,324,455.64


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $10,324,455.64
           Investment and Net Swap Proceeds Class A                                                           $12,102.12
           Investment and Net Swap Proceeds Class B                                                           $13,766.48
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $17,350,324.24

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              1.9875%
           Certificate Rate Class B                                                                              2.2575%
           Days in Interest Period                                                                                   28
         Current Interest Due Class A                                                                      $2,993,258.92
         Current Interest Due Class B                                                                        $111,776.35
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $2,993,258.92
         Current Interest Paid Class B                                                                       $111,776.35
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $5,578,622.30


         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                    $16,464,813.06
         Available Subordinated Amount                                                                     $138,464,813.06
         Required Subordinated Amount                                                                      $138,464,813.06

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $218,464,813.06

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,105,035.27
         Interest Payment Amount Paid                                                                        $3,105,035.27
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $1.60
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.60


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------
         Motown Notes                                                                                    $3,000,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Allocation Percentage                                                             27.73854000%
         Total Adjusted Principal Collections                                                            $1,221,029,711.12
         Principal Default Amounts                                                                                   $0.00
         Total Interest Collections                                                                         $15,486,683.46


         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------
           Investor Interest Funding Account Balance                                                        $15,486,683.46
           Investment and Net Swap Proceeds                                                                          $0.00
           Reserve Fund Balance                                                                             $10,500,000.00
         Total Investor Collections and Reserve Fund                                                        $25,986,683.46

           Motown Notes Outstanding                                                                      $3,000,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    28
           Current Monthly Discount Paid on Motown Notes                                                     $4,242,430.58
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                       $4,242,430.58
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Current Interest Shortfall Motown Notes                                                                     $0.00
         Current Interest Shortfall Extended Motown Notes                                                            $0.00
         Current Interest Shortfall Maturity Notes                                                                   $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00
         Deferred Interest Due Motown Notes                                                                          $0.00
         Deferred Interest Due Extended Motown Notes                                                                 $0.00
         Deferred Interest Due Maturity Notes                                                                        $0.00
         Deferred Interest Paid Motown Notes                                                                         $0.00
         Deferred Interest Paid Extended Motown Notes                                                                $0.00
         Deferred Interest Paid Maturity Notes                                                                       $0.00
         Deferred Interest Shortfall Motown Notes                                                                    $0.00
         Deferred Interest Shortfall Extended Motown Notes                                                           $0.00
         Deferred Interest Shortfall Maturity Notes                                                                  $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Servicing Fees Due FMCC 1.00%                                                                       $2,500,000.00
         Servicing Fees Paid                                                                                 $2,500,000.00
         Servicing Fees Shortfall                                                                                    $0.00

         Deferred Servicing Fees Due FMCC                                                                            $0.00
         Deferred Servicing Fees Paid                                                                                $0.00
         Deferred Servicing Fees Shortfall                                                                           $0.00

         Reserve Fund Required Amount                                                                       $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                          $0.00

         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Deferred Default Amount Due                                                                                 $0.00
         Deferred Investor  Default Amount Paid                                                                      $0.00
         Deferred Investor Default Amount Shortfall                                                                  $0.00

         Accumulation Reserve Account Deposit                                                                        $0.00
         Asset Composition Premium                                                                                   $0.00
         Transferor's Interest Remitted                                                                      $8,744,252.88

         Subordination and                                                                                        2002 - 1
         -----------------                                                                                        --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                    $25,015,719.74
         Available Subordinated Amount                                                                     $259,517,067.44
         Required Subordinated Amount                                                                      $259,517,067.44

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $379,517,067.44

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Required Liquidity Commitment                                                                               $0.00
         Available Program Commitment                                                                                $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00
         Principal Funding Account Balance                                                                           $0.00

         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              02/28/02
         Distribution Date                                                                                       3/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,242,430.58
         Interest Payment Amount Paid                                                                        $4,242,430.58
         Interest Payment Amount Shortfall                                                                           $0.00

         Motown Notes Weighted Average Remaining Days Until Expected Final
         Maturity Less Than 60                                                                                       Yes
         Distribution to Holders of Certificates (per $1,000                                                      2002 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.41
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.41




